
SANTA MONICA


MARTEN

MARTEN TRANSPORT LTD.







Disclosure

This presentation and discussion will contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "intends," "estimates," or similar expressions are intended to identify these forward-looking statements. These statements are based on Marten's current plans and expectations and involve risks and uncertainties that could cause future activities and results of operations to be materially different from those set forth in the forward-looking statements. For further information, please refer to Marten's reports and filings with the Securities and Exchange Commission.



Marten’s Culture

People Focused on Today’s Accelerated Business Environment

“Managers may believe that industry structures are ordained by the Good Lord, but they can – and often do – change overnight.”

“The Discipline of Innovation”
Harvard Business Review
May–June 1985
By Peter F. Drucker

“Perhaps the greatest challenge business leaders face today is how to stay competitive amid constant turbulence and disruption.”

“Accelerate!”
Harvard Business Review
November 2012
By John P. Kotter
Konosuke Matsushita
Professor of Leadership, Emeritus
Harvard Business School



Marten's Strategic Vision

Multifaceted Transportation Service Solutions

- Truckload Business Platform – regional and OTR operating from 14 regional service centers
- Dedicated Business Platform – customized solutions tailored to individual customers' requirements utilizing refrigerated trailers, dry vans and other specialized equipment
- Brokerage Business Platform – surge flexibility to service our customer needs beyond Marten's assets
- MRTN de Mexico Business Platform – door-to-door Mexican business service with our Mexican partner carriers
- Intermodal Business Platform – refrigerated TOFC with extended dray service from Marten's truck network

Continued business transition with strategic focus on regional, dedicated and MRTN de Mexico



Diverse, Dense and Efficient Freight Network

- Top five accounts – 26% of revenue in Q1'15 vs. 43% in 2009

- No current account more than 11% of revenue in Q1'15 – Wal-Mart increased primarily with additional dedicated freight – the percentage of other larger accounts (with none more than 5%) continues to decrease with growth in other existing and additional accounts

- Load count has increased 37% from 2009 to 2014

- Miles per tractor has increased 6% from 2009 to 2014

- Continuously improving our efficient freight network critical to better driver jobs

- It's about driver jobs

Diverse, Dense and Efficient Freight Network





45%
40%
35%
30%
25%
20%
% of Revenue
$3,600
$3,400
$3,200
$3,000
$2,800
$2,600
Revenue per Tractor per Week
2009
2010
2011
2012
2013
2014
Q1 '15
Top 5 Customers' % of Revenue
Rev/Tractor/Wk

Revenue per tractor has increased 27% from 2009 to 2014 with Q1'15 being our 20th consecutive quarterly year-over-year increase

Increasing Customer Diversity



# of Customers
900
800
700
600
500
400
300
200
100
0
2007
2009
2011
2013
2014



Truckload and Dedicated Tractors


Organic Growth
2,340
2,320
2,300
2,280
2,260
2,240
2,220
2,200
2,180
2,160
2,140
Dec 31, '13
Mar 31, '14
June 30, '14
Sept 30, '14
Dec 31, '14
Mar 31, '15

The organic growth of 164 tractors, or 7.6%, since Dec. 31,'13 is a direct result of our continuing efforts to grow our dedicated operations and to compensate our drivers for their non-driving time like no other carrier in today's electronic log era



Regional Operating Centers Growth

MARTEN MT TRANSPORT LTD.

THE FOUNDATION of Marten's service and growth

Our operating centers expanded and were paid for in challenging times



Mondovi, WI Corporate Office
Wilsonville, OR
Mondovi, WI
Carlisle, PA
Indianapolis, IN
Kansas City, KS
Richmond, VA
Jurupa Valley, CA
Memphis, TN
Otay Mesa, CA
Phoenix, AZ
Tucker, GA
Desoto, TX
Laredo, TX
Tampa, FL
McAllen, TX
2007 Terminal Locations
Terminal Locations Added- Only Carlisle, Otay Mesa and McAllen are leased

Regional Truckload and Dedicated Operations Growth





# of Tractors
2,500
2,000
1,500
1,000
500
0
80
110
67
569
109
1,392
227
1,448
421
1,462
456
1,473
Dec '07
Dec '09
Dec '11
Dec '13
Dec '14
Mar '15
Regional
Dedicated

- Increased number of dedicated accounts from 2 at Dec'11 to 13 at Dec'13 to 25 at Mar'15
- In May'15 we contracted to add an additional 265 dedicated tractors



Mexico Growth

Door-to-door cost saving solutions

- Expanded into Western Mexico with Otay Mesa facility in Sept '13
- Moved into new, larger company-owned Laredo facility in Dec '13
- Opened additional entry facility in McAllen, TX in April '15



Revenue Growth
(including fuel surcharge)
In millions
$65
$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
84%
60%
24%
28%
64%
2009
2010
2011
2012
2013
2014

28% increase in revenue Q1'15 vs. Q1'14



Brokerage Growth

Initiated in 2005 to provide surge capability for our customers

Load Growth



40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
63%
16%
16%
28%
8%
4%
41%
2009
2010
2011
2012
2013
2014
Q1'14
Q1'15

Revenue Growth
(including fuel surcharge)
In millions



$60
$50
$40
$30
$20
$10
$0
41%
18%
17%
10%
(1)%
8%
46%
2009
2010
2011
2012
2013
2014
Q1'14
Q1'15

Decentralization of brokerage operations and rate increases drove improved results in 2014 and Q1'15



TOFC Intermodal Growth

Initiated temperature-controlled TOFC in '05

We are the largest truckload intermodal temperature-controlled carrier with BNSF

Expanded intermodal growth with longer drayage supported by our regional business platform

Yearly Load Growth


32,000
30,000
28,000
26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
11%
19%
4%
18%
3%
2009
2010
2011
2012
2013
2014

Yearly Revenue Growth
(excluding fuel surcharge)
In millions


$65
$60
$55
$50
$45
$40
$35
$30
$25
8%
28%
3%
17%
(6)%
2009
2010
2011
2012
2013
2014

Loads increased 15% and revenue increased 13% in Q1'15 vs. Q1'14

Operating ratio, net fuel surcharge, of 90.0% in Q1'15



Recognition for Efficiency, Innovation and Integrity

- **Forbes' Top 100 Most Trustworthy Companies – named 4 times in the last 6 years surveyed**
  - Recognized U.S. exchange-listed companies displaying the highest corporate integrity, clear financial reporting and transparent corporate governance
- **Coca-Cola's Most Progressive Carrier Award**
- **McDonald's/Armada Global Best of Green 2012 Award**
- **SmartWay Excellence Award**
- **Thermo King Energy Efficiency Leader Award**
- **Commercial Carrier Journal's Innovator of the Year**

Net Capital Expenditures



In millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$81.2
$48.4
$88.1
$72.8
$118.6
$144
2010
2011
2012
2013
2014
2015
Estimate

The 2015 estimate has increased due to an additional 265 dedicated tractors contracted in May'15



Increasing Revenue Equipment Costs

Average Monthly Depreciation



Tractors
$1,500
$1,450
$1,400
$1,350
$1,300
$1,250
$1,200
$1,150
$1,100
$1,050
$1,000
$1,219
$1,266
$1,349
$1,413
$1,462
$1,471
Dec '10
Dec '11
Dec '12
Dec '13
Dec '14
Mar '15



Trailers
$400
$390
$380
$370
$360
$350
$340
$330
$320
$310
$300
$355
$368
$372
$382
$387
$392
Dec '10
Dec '11
Dec '12
Dec '13
Dec '14
Mar '15

- The monthly depreciation of tractors and trailers added in 2014 was 19% and 18% higher than the depreciation of tractors and trailers traded in 2014
- 1,312 new 2013 CARB-required refrigeration units in service as of Mar. 31, 2015



Increasing Driver Pay

Annual driver pay increases not sacrificed for continuous margin improvement


Cents per Mile
$0.54
$0.52
$0.50
$0.48
$0.46
$0.44
$0.42
$0.40
Q4 '09
Q4 '10
Q4 '11
Q4 '12
Q4 '13
Q4 '14
Q1 '15

- Built a driver pay package unique to the electronic log era
- Industry leader to compensate drivers after one hour of detention, for inclement weather, and road service delays



Operating Statistics Comparison

Truckload and Dedicated:	Q1'15 vs. Q1'14	2014 vs. 2013	2014 vs. 2009
Average revenue, net of fuel surcharges, per tractor per week	2.1%	3.1%	26.6%
Miles per tractor	(1.3)%	(0.3)%	6.1%
Loads	7.8%	1.0%	27.4%
Loads per tractor per week	0.6%	0.6%	35.0%
TOFC intermodal loads	14.5%	3.4%	68.9%
Brokerage loads	40.8%	4.5%	93.9%

Revenue per Tractor Growth

MARTEN TRANSPORT LTD.

Average Revenue, Net of Fuel Surcharges, per Tractor per Week



$3,750
$3,500
$3,250
$3,000
$2,750
$2,500
5.2%
6.5%
5.6%
3.8%
3.1%
2.1%
2009
2010
2011
2012
2013
2014
Q1'14
Q1'15

Revenue per tractor has increased 27% from 2009 to 2014 with Q1'15 being our 20TH consecutive quarterly year-over-year increase



Financial Highlights

	Q1'15	Q1'14	2014	2013	2012	2011	2010	2009
Operating revenue	$161.3	$159.4	$672.9	$659.2	$638.5	$603.7	$516.9	$505.9
Net income	$10.2	$5.3	$29.8	$30.1	$27.3	$24.3	$19.7	$16.3
Diluted EPS	$0.30	$0.16	$0.89	$0.90	$0.82	$0.73	$0.60	$0.49
Diluted EPS growth	92.0%*		(1.1)%	9.9%	12.3%	21.7%	22.4%	

	Mar. 31, 2015	Dec. 31, 2014
Cash and cash equivalents	$21.7	$0.1
Total assets	$580.6	$579.7
Stockholders' equity	$398.7	$387.9
Long-term debt	$-	$24.4

***Diluted EPS growth was 50.8% in Q1'15 excluding a gain on disposition of a facility**

Since 2008 we have expended over $75 million on facilities

(All amounts in millions except per share amounts)



Marten People Drive Our Freight and Cost Efficiencies and Profitable Growth

MARTEN TRANSPORT LTD.

- People Initiate and Implement Our Strategic Vision and Key Strategic Initiatives
- “The more they know, the more they’ll understand. The more they understand, the more they’ll care. Once they care, there’s no stopping them.” –Sam Walton
- Marten’s culture: Visible costs and operating data to improve and add value daily



Marten People Drive Our Freight and Cost Efficiencies and Profitable Growth

- **Sustainable Cost and Productivity Improvements Driven by our People and Ongoing Development of our Systems and Processes**
  - Continuous Revenue per Tractor Growth
  - Continuous Tractor and Trailer Miles Utilization Improvement
  - Continuous Fuel MPG Improvement
  - Continuous Increased Drivers' Hours
  - Continuous Customer Collaboration
  - Continuous Improvement of our Diverse, Dense and Efficient Freight Network
  - Continuous Driver Pay Plan Improvement Built for Electronic Log Era
  - Continuous Driver Job Improvement

"The times they are a changin'… you better start swimmin' or you'll sink like a stone"

Dylan, Bob. *Like a Rolling Stone, Gates of Eden.* Columbia, 1965



Continued Improvement Despite Challenging Industry Headwinds

MARTEN TRANSPORT LTD.

Operating Ratio, Net of Fuel Surcharge



94%
93%
92%
91%
90%
89%
88%
87%
93.5%
92.0%
91.2%
91.1%
90.2%
90.7%
93.2%
87.7%*
2009
2010
2011
2012
2013
2014
Q1'14
Q1'15

*The ratio was 90.3% in Q1'15 excluding a gain on disposition of a facility



Continued Improvement Despite Challenging Industry Headwinds

Earnings – Cents Per Diluted Share



$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
22%
22%
12%
10%
(1)%
92%*
2009
2010
2011
2012
2013
2014
Q1'14
Q1'15

*Diluted EPS increased 51% to $0.24 in Q1'15 excluding a gain on disposition of a facility

150% increase from Q1'09 to Q1'15

Stephens Inc. EV/CY15 EBITDA Comparison


EV / CY 2015 EBITDA
9.0x
8.5x
8.0x
7.5x
7.0x
6.5x
6.0x
5.5x
5.0x
5.8x
5.9x
6.1x
6.5x
7.1x
7.3x
7.6x
8.5x
MRTN
WERN
USAK
CVTI
CGI
SWFT
HTLD
KNX

Source: Stephens Estimates and Company Filings

Stephens Inc.



Marten's Culture | Marten's Vision
Marten's People

MARTEN TRANSPORT LTD.

"Sufficient urgency around a strategically rational and emotionally exciting opportunity is the bedrock upon which all else is built."

"Accelerate!"
Harvard Business Review
November 2012
By John P. Kotter
Konosuke Matsushita
Professor of Leadership, Emeritus
Harvard Business School

Marten's people have built a strong business platform based on our truckload operations in turbulent times and we envision a bright, profitable growth outlook over the next several years